                                                                 EXHIBIT 10.12.6


Information contained herein, marked with [***], is being filed separately with the Commission pursuant to a request for confidential treatment.


"This Amendment #2 to the Launch Services Agreement 95.5.933 of 20 December 1995 is entered into between:


ARIANESPACE S.A., a company organized under the laws of France and having its principal office at Boulevard de l'Europe, 91006 EVRY, France.

and

PanAmSat Corporation a company organized under the laws of the State of Delaware with principal offices located at One Pickwick Plaza, Greenwich, Connecticut, U.S.A.


Reference is made to the Launch Services Agreement 95.5.933 executed between PanAmSat Corporation and ARIANESPACE on December 20, 1995 as amended providing inter alia for the Launch of the PanAmSat 7 Satellite constituting the Firm Launch thereunder (said agreement being hereinafter referred to as the "Agreement" and said Launch being hereafter referred to as the "Launch").

Reference is also made to the Launch Services Agreement 94.5.918 executed between PanAmSat Corporation and ARIANESPACE on November 21, 1994 for the Launch of the PanAmSat 6 Satellite (said agreement as amended being hereinafter referred to as the "PAS 6 Agreement" and said Launch being hereafter referred to as the "PAS 6 Launch", the said PAS 6 Agreement having been amended by Amendment #3 to the PAS 6 Agreement executed on the date hereof hereafter PAS 6 Amendment #3).

As previously agreed by the Parties, the Launch of PAS 6 under the PAS 6 Agreement is scheduled to take place on an Ariane 4 Launch Vehicle, and the Launch Slot has now been set for 1 April 1977 up to and including 30 April 1997.

Subject to the execution of Side Letter #3 to the PAS 6 Agreement,

The two Parties agree to amend the terms of the Agreement as follows:

Information below, marked with [***], is being filed separately with the Commission pursuant to a request for confidential treatment.


I.


A)       ARIANESPACE shall apply a credit of [********************************]
         on the installment due on 1 January 1997 for PAS 7 under Paragraph 10.1.1.A) of the Agreement corresponding to Arianespace invoice #96-11-596/A, which credit shall be deemed to be a payment by Customer for all purposes under this Agreement.

B) Furthermore, no later than 1 January 1997, Customer shall pay a sum of [********************************************************************]
         to the balance due on the installment which was due on 1 December 1996 under Arianespace invoice #96.-10-557/A, this payment shall not be subject to any late payment interest for the period between 1 December 1996 up until 1 January 1997. No additional invoice shall be submitted for this latter payment.


If a Status Quo Ante Event should occur under the PAS 6 Amendment #3,
Paragraph I.A) of this Amendment #2 shall become ineffective and the Agreement shall be restored to its previous provisions as they were in effect before execution of this Amendment #2. Furthermore, upon the occurrence of a Status Quo Ante Event, PanAmSat shall, notwithstanding the terms of Paragraph 10.3.1 of the Agreement, pay to ARIANESPACE the [*******************************************]
object of the credit under Paragraph I.B) together with the next payment for PAS 7 due under Paragraph 10.1.1.A) of the Agreement following the Status Quo Ante Event.


II.


Notwithstanding the provisions of Paragraph 8.1.3. of the Agreement, PanAmSat may, by written notice received by ARIANESPACE no later than L-6 months of the PAS 7 Satellite constituting the Firm Launch under the Agreement increase the individual mass of said Satellite under the provisions of Paragraph 8.1.3. The price of such increase shall be payable at the date set forth under Paragraph
10.1.3. of the Agreement.

Information below, marked with [***], is being filed separately with the Commission pursuant to a request for confidential treatment.


III.



Customer hereby exercises the option for Optional Launch #1 under Paragraph 4.4. of the Agreement for a yet unidentified PanAmSat Satellite which shall be identified by Customer no later than L-18 months of the initial Launch Period defined hereafter. Further to such exercise the Parties hereby amend the terms of the Agreement applicable to Optional Launch #1 as follows:



a) By mutual agreement of the Parties, Paragraph 6.1.B) of the Agreement shall be replaced by the following:

     B) Optional Launch #1
     The nominal Launch Period shall be: 1 September 1999 up to and including 29 February 2000 (this Launch period shall constitute the initial Launch period of Optional Launch #1 under this Agreement). A three month Launch Period within this six month Launch Period shall be determined at L-18 months of Optional Launch #1.

The last sentence of Paragraph 6.1. is hereby deleted.


b) By application of Paragraph 8.1.1.B) of the Agreement, the resulting price of Optional Launch #1 shall be a Firm and Fixed price of [***************]


c) Without prejudice to the other provisions under Article 11 of the Agreement, at Customer's request, the Launch Period or Slot of Optional Launch #1 may be accelerated subject to the availability of a Launch Opportunity. If Optional Launch #1 is so accelerated, the Parties shall effect all necessary modifications to the Agreement including, without limitation, modifications relating to the Launch Services price of this Launch i) to reflect the new Launch Period or Slot under Paragraph 8.1.1.B) [******************************]
under Paragraph 8.1.1.D), and ii) by applying the Base Rate against the shortened payment schedule in order to restore the net present value in all cases when acceleration is made after the payment due at L-18 months under Paragraph 10.1.1.B).

Information below, marked with [***], is being filed separately with the Commission pursuant to a request for confidential treatment.

d)   Solely for Optional Launch #1, the Launch Services Price of said
Launch, Paragraph 10.1.1.B) of the Agreement shall be replaced by the following:

     B) For Optional Launch #1:

        For the price referred to in Paragraph 8.1.1.B):

        ------------------------- ----------------------------------------------
                                     Percentage of the portion of the Launch
                  DATE              Services Price referred to in Subparagraph
                                     8.1.1.B), of Article 8 of this Agreement
        ------------------------- ----------------------------------------------

                 [*****]                              [****]


                             (see notes next page).

Information below, marked with [***], is being filed separately with the Commission pursuant to a request for confidential treatment.


             Where:

             L refers to 1 September 1999.

             *the Option Credit means
             For Optional Launch #1.[*****]

             [*****************************************************************]

             [*****************************************************************]



e) With respect to Optional Launch #1, if the Satellite determined to be Launched falls outside the mass properties contemplated herein (including as may be adjusted under Paragraph 8.1.3.), the Parties agree to negotiate in good faith to make an equitable adjustment to this Agreement to accommodate such a Satellite.



f) Notwithstanding the provisions of Article 18 of the Agreement, if Customer terminates Optional Launch #1 under the provisions of Paragraph 18.2. of the Agreement no later than 1 March 1998, the basic termination liability under Paragraph 18.2. of the Agreement shall be limited to sums paid by Customer to ARIANESPACE for Optional Launch #1. For the purpose of calculating C under
Article 18 of the Agreement, C shall be deemed to be 1 September 1999 at the date of execution of this Amendment.

IV.



This Amendment #2 constitutes an amendment to the Agreement within the meaning of its Paragraph 20.6.



Executed this 31st day of December 1996


FOR ARIANESPACE                                      FOR PANAMSAT
                                                     CORPORATION

/s/ H. Franci                                        /s/ Frederick A. Landman
-------------------------                            ------------------------
H. Franci                                            Frederick A. Landman